Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group












Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Money Market Fund, a series of Scudder Advisor Funds III, on Form N-CSR of the Deutsche Money Market Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                                /s/Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Deutsche Money Market Fund, a
                                                 series of Scudder Advisor
                                                 Funds III

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Money Market Fund, a series of Scudder Advisor Funds III, on Form N-CSR of the Deutsche Money Market Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                                  /s/Paul Schubert
                                                   Paul Schubert
                                                   Chief Financial Officer
                                                   Deutsche Money Market Fund, a
                                                   series of Scudder Advisor
                                                   Funds III